UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

TNS, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The supplemental information disclosed below under the caption “Litigation Relating to the Merger” should be read in conjunction with the definitive proxy statement on Schedule 14A (the “definitive proxy statement”) filed with the Securities and Exchange Commission (the “SEC”) by TNS, Inc. (the “Company”) on January 11, 2013, relating to the special meeting of stockholders of the Company to be held on February 15, 2013 at 9:00 a.m. Eastern time, at the Sheraton Reston Hotel located at 11810 Sunrise Valley Drive, Reston, Virginia 20191.

At the special meeting, the Company’s stockholders will be asked to vote on, among other things, a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 11, 2012, among the Company, Trident Private Holdings I, LLC, a Delaware limited liability company (“Parent”), and Trident Private Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent.  Parent and Merger Sub are affiliates of Siris Capital Group, LLC (“Siris”).  Merger Sub is a direct wholly owned subsidiary of Trident Private Holdings II, LLC (“Holdings”), a Delaware corporation and a direct wholly owned subsidiary of Parent.

Litigation Relating to the Merger

On January 15, 2013, Company stockholder Broadway Capital filed a complaint in the Supreme Court of the State of New York, County of New York, purportedly on behalf of itself and other stockholders of the Company, against the Company, the Company’s board of directors, Siris, Parent, Merger Sub and Holdings.  The complaint alleges, among other things, that the members of the Company’s board of directors breached their fiduciary duties by causing the Company to be sold at an unfair price and pursuant to an inadequate process and by failing, along with the Company, to make certain disclosures.  The complaint further alleges that Siris, Parent, Merger Sub and Holdings aided and abetted these purported breaches of fiduciary duties.  The complaint seeks declaratory relief with respect to the purported breaches of fiduciary duties, corrective disclosures, compensatory and rescissory damages, and attorneys’ fees and other fees and costs.  On January 18, 2013, Broadway Capital filed a motion for expedited discovery and a preliminary injunction to prevent the Merger from being consummated.

The Company and the board of directors believe that the claims in this action are without merit and intend to defend against them vigorously.

FORWARD-LOOKING STATEMENTS

The statements contained herein that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.  The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions.  Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including:  the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that competing acquisition proposals will be made; the outcome of any legal proceedings that have been or may be instituted against the Company related to the Merger Agreement; the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger; the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; the disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the Company’s relationships with its customers, operating results and business generally; the effects of local and national economic, credit and capital market conditions; and other risk factors described in the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2012.  The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to January 22, 2013.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, the Company filed a definitive proxy statement with the SEC on January 11, 2013 and has commenced mailing the definitive proxy statement to its stockholders.  THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Company’s stockholders may obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov, from the Company’s website, http://www.tnsi.com, or by directing a request by mail or telephone to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Corporate Secretary, telephone: 703-453-8300.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed Merger.  Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2012.  Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed with the SEC on January 11, 2013 and other relevant documents regarding the proposed Merger filed with the SEC.